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                                                                   Exhibit 10.26

                        LEADTOOLS DOCUMENT EXPRESS SUITE
                      DUPLICATION AND DISTRIBUTION LICENSE
                              (PER COPY AGREEMENT)

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Company Name: View Systems, Inc.       (herein "Licensee")
Attn:  Andrew L. Jiranek
Address:  9693 Gerwig Lane, Suite O
          (Street Address)
          Columbia, Maryland 21046
          (City, State, Postal Code, Country)

Phone No.:  410 290 5919    Fax No.:  410 290 5917

LEAD Product Licensed: LEADTOOLS DOCUMENT EXPRESS SUITE VERSION 11
(herein "Software")
LEADTOOLS Registration/Serial No:_______________________________
Title or Description of Licensee's Application: Video OCR
(herein "Application Software")
(Please fill in blank)
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         This Duplication and Distribution License ("Agreement") is made by and between LEAD Technologies, Inc., a North Carolina corporation, principally located at 900 Baxter Street, Charlotte, North Carolina 28204, USA ("LEAD") and Licensee. (Capitalized terms not otherwise defined herein will have the meaning ascribed to them in the License Agreement, as hereinafter defined.)

                                    RECITALS

         1. Licensee has heretofore obtained a development license to use the Software in connection with the development of the Application Software in accordance with the terms of the LEADTOOLS Software License Agreement, a copy of which is included in the Software packaging and online help file, and the terms of which are hereby incorporated herein by this reference (herein the "License Agreement").

         2. Licensee now wishes to obtain a license whereby it may internally deploy or commercially distribute the Application Software to end users and LEAD is willing to grant the licenses described herein provided Licensee complies with the terms and conditions of this Agreement.

         NOW, THEREFORE, in consideration of the mutual covenants and promises set forth herein, the parties hereto, intending to be legally bound, do hereby agree as follows:

         1. EFFECTIVENESS OF LICENSE AGREEMENT; GRANT OF DUPLICATION AND DISTRIBUTION LICENSE.

                  (a) LICENSE AGREEMENT. Licensee acknowledges that its use of the Software is governed by the terms, conditions, limitations and restrictions contained in the License Agreement and hereby agrees to faithfully abide by such terms and conditions and will not take any action with respect to the Software prohibited by the License Agreement. This Agreement is supplementary to the License Agreement, and this Agreement and the License Agreement together will govern Licensee's use of the Software and Application Software. Unless otherwise modified by the terms of this Agreement, all of the terms and conditions of the License Agreement remain in full force and effect. In the event of an inconsistency between this Agreement and the License Agreement, this Agreement will control.

                  (b) DUPLICATION AND DISTRIBUTION LICENSE. Under LEAD's copyright, and subject to all the terms and conditions set forth in this Agreement and the License Agreement, including without limitation, the payment of the runtime licensing fees described in paragraph 2 hereof, LEAD hereby grants Licensee (and only Licensee) a non-exclusive, non-transferable, worldwide license to reproduce exact copies of the Redistributables (as such term is defined in the License Agreement) and include such files in the Application Software, and to deploy the Application Software on Licensee's owned and controlled computers and networks for use by Licensee's employees, contractors and affiliates and/or to commercially distribute the Application Software, directly or through customary distribution channels, to end users for their use without further distribution.

         2.       LICENSE FEES.

                  (a) DEVELOPMENT LICENSE FEE. Licensee has been invoiced the initial development license fee for the Software (the price paid to LEAD or a LEAD reseller for the "box")and either has paid or shall pay the initial license fee in accordance with the terms of the invoice.

                  (b) NON OCR ENABLED DEPLOYMENTS. This subparagraph (b) applies to copies of the Application Software where OCR capability is NOT activated.

                           (i) FREE COPY. One free Deployment of Application
                  Software is included with License's development license.

                           (ii) PER COPY RUNTIME LICENSING. Except as otherwise
                  provided in paragraph 2(b)(i) and 2(b)(iii) hereof, Licensee will pay a runtime license fee of Fifty Dollars ($50.00) for each Deployment of Application Software to be reported and paid pursuant to paragraph 3 hereof.

                           (iii) PREPAID RUNTIME LICENSING. In lieu of paying
                  the Fifty Dollar ($50.00) per copy as set forth in paragraph 2(b)(ii) hereof, Licensee may pay in advance for its projected runtime licensing needs in the quantities and for the prices set forth below:


              QUANTITY PREPAID                              PRICE PER COPY                    MINIMUM PREPAYMENT

                       5-9                                    $40.00                          $     200.00
                     10-24                                     30.00                                300.00
                     25-49                                     25.00                                625.00
                     50-99                                     20.00                              1,000.00
                   100-249                                     15.00                              1,500.00
                   250-499                                     10.00                              2,500.00
                   500-999                                      7.00                              3,500.00
               1,000-2,499                                      5.00                              5,000.00
               2,500-4,999                                      3.00                              7,500.00
               5,000-9,999                                      2.00                             10,000.00
                   10,000+                                      1.50                             15,000.00


                  In order to receive the runtime pricing contained in this paragraph 2(b)(iii), Licensee must prepay for its runtime licenses in accordance with the above schedule PRIOR to Deployment of the Application Software. To select a prepaid Deployment option, Licensee shall send LEAD a purchase order covering the desired number of copies of the Application Software before making the Deployments covered by the purchase order, and LEAD will generate an invoice covering the prepaid copies. During the term hereof, Licensee may, from time to time, issue multiple purchase orders for multiple quantity orders. For example, if Licensee desires to use or distribute two hundred fifty (250) copies of the Application Software, and would like to take advantage of the Ten Dollar ($10.00) per copy rate, Licensee must prepay for its runtime licenses at the rate of Ten Dollars ($10.00) per copy ($2,500.00 prepayment), whereupon Licensee will have the right to use or distribute up to two hundred fifty (250) copies of the Application Software. Thereafter, from time to time, if Licensee desires to use or distribute additional copy(s) of Application Software and pay a rate of less than Fifty Dollars ($50.00) per copy for such additional copies, Licensee will be required, prior to shipment or use of any such additional copy(s) of Application Software, to prepay for such copy(s) by selecting any of the above prepayment options and making the applicable prepayment to LEAD. For quantity purposes, each purchase order will be viewed separately. For example, if Licensee prepays for two hundred fifty (250) Deployments and subsequently places another order for two hundred fifty (250) additional Deployments, the required prepayment due for the second two hundred fifty (250) Deployments is Two Thousand Five Hundred Dollars ($2,500.00). ANY DEPLOYMENT OF APPLICATION SOFTWARE FOR WHICH RUNTIME LICENSING HAS NOT BEEN PREPAID PRIOR TO DISTRIBUTION OR USE PURSUANT TO THE PROCEDURE DESCRIBED ABOVE WILL CARRY A RUNTIME LICENSING OBLIGATION OF FIFTY DOLLARS ($50.00) PER COPY TO BE REPORTED AND PAID QUARTERLY IN ACCORDANCE WITH PARAGRAPH 3 BELOW.


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

                  (c) OCR ENABLED DEPLOYMENTS. This subparagraph (c) applies to copies of Application Software where OCR capability IS activated.

                           (i) FREE COPY. One free Deployment of Application
                  Software is included with License's development license.

                           (ii) PER COPY RUNTIME LICENSING. Except as otherwise
                  provided in paragraph 2(c)(i) and 2(c)(iii) hereof, Licensee will pay a runtime license fee of One Hundred Fifty Dollars ($150.00) for each Deployment of Application Software to be reported and paid pursuant to paragraph 3 hereof.

                           (iii) PREPAID RUNTIME LICENSING. In lieu of paying
                  the One Hundred Fifty Dollar ($150.00) per copy as set forth in paragraph 2(c)(ii) hereof, Licensee may pay in advance for its projected runtime licensing needs in the quantities and for the prices set forth below:


                       COPIES                     PER COPY PRICE                          MINIMUM PREPAYMENT

                         5-9                        $140.00                                $   700.00
                       10-24                         130.00                                  1,300.00
                       25-49                         120.00                                  3,000.00
                         50+                         100.00                                  5,000.00
                         100                          75.00                                  7,500.00


                  In order to receive the runtime pricing contained in this paragraph 2(c)(iii), Licensee must prepay for its runtime licenses in accordance with the above schedule PRIOR to Deployment of the Application Software. To select a prepaid Deployment option, Licensee shall send LEAD a purchase order covering the desired number of copies of the Application Software before making the Deployments covered by the purchase order, and LEAD will generate an invoice covering the prepaid copies. During the term hereof, Licensee may, from time to time, issue multiple purchase orders for multiple quantity orders. For example, if Licensee desires to use or distribute fifty (50) copies of the Application Software, and would like to take advantage of the One hundred Dollar ($100.00) per copy rate, Licensee must prepay for its runtime licenses at the rate of One hundred Dollars ($100.00) per copy ($5,000.00 prepayment), whereupon Licensee will have the right to use or distribute up to fifty (50) copies of the Application Software. Thereafter, from time to time, if Licensee desires to use or distribute additional copy(s) of Application Software and pay a rate of less than One hundred fifty Dollars ($150.00) per copy for such additional copies, Licensee will be required, prior to shipment or use of any such additional copy(s) of Application Software, to prepay for such copy(s) by selecting any of the above prepayment options and making the applicable prepayment to LEAD. ANY DEPLOYMENT OF APPLICATION SOFTWARE FOR WHICH RUNTIME LICENSING HAS NOT BEEN PREPAID PRIOR TO DISTRIBUTION OR USE PURSUANT TO THE PROCEDURE DESCRIBED ABOVE WILL CARRY A RUNTIME LICENSING OBLIGATION OF ONE HUNDRED FIFTY DOLLARS ($150.00) PER COPY TO BE REPORTED AND PAID QUARTERLY IN ACCORDANCE WITH PARAGRAPH 3 BELOW.

         3. REPORTING AND PAYMENT. Licensee must purchase a runtime license for each Deployment of Application Software. For purposes hereof, a "Deployment of Application Software" shall mean any and all copies of the Application Software installed, used, distributed, leased, or sold by Licensee and any of its customers, employees, distributors, resellers, affiliates or other channel partners. If the Application Software is installed on a server or network by Licensee or its customers, the number of Deployments that must be reported and the number of runtime licenses that must be purchased hereunder will be the number of computers that are permitted access to the Application Software via the network or server. (However, see paragraph 4 hereof for server license options.) No additional runtime licensing is required for updates and upgrades to the Application Software distributed to users of the Application Software for which runtime licenses have been paid and accounted for hereunder unless a major new version of the Software (e. g. LEADTOOLS version 12, 13 etc.) is included in the upgrade. If a major new version of the Software is included in an upgrade to the Application Software, each user that is upgraded will be considered to be a new Deployment for purposes of runtime license payment and reporting hereunder. All amounts due hereunder are based on United States currency. Licensee agrees to maintain full, clear and accurate records as to all Deployments of the Application Software. Licensee will submit to LEAD, within thirty (30) days of the close of each calendar quarter, a report in substantially the form of EXHIBIT A setting forth the number of Deployments of Application Software made during such quarter, and accompanying such report will be a check in the amount of runtime licensing that is due, if any. If no Deployments have been made during said quarter, Licensee will provide a certification so stating. Licensee shall keep adequate records to


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

accurately determine the payments due under this Agreement. LEAD shall have the right, no more than once during any calendar year, to have an independent certified public accountant or other disinterested third party inspect the relevant records of Licensee on thirty (30) business days notice and during regular business hours to verify the reports and payments required to be made hereunder. Should an underpayment in excess of five percent (5%) be discovered, Licensee shall pay the cost of the audit. If Licensee is more than thirty (30) days late with any payment of amount due hereunder, interest will accrue from the date due until paid at the lesser of (i) 1.5% per month or (ii) the maximum rate of interest permitted by law.

         4. SERVER LICENSE. For $5,000, Licensee may purchase a server license. If a server license is purchased, the Application Software may be installed on a server (ASP, ISAPI etc.) and only computers that are using client software containing LEAD's Redistributable Files (as such term is defined in the License Agreement) that have access to the server will be considered Deployments hereunder for runtime license payment and reporting purposes. If a server license is purchased, no runtime license fees will be required for computers accessing the Application Software on the server using third party client software that does not include LEAD's Redistributable Files.

         5. NEW VERSIONS; UPGRADES. Minor version updates to the Software are provided to Licensee free of charge via LEAD's web site. Development licenses for major version upgrades will be LEAD's then prevailing upgrade price per Licensee developer. Any prepaid runtime licenses that have not been deployed at the time Licensee takes a license to a major new version of the Software will be carried forward and may be applied to Deployments of Application Software made with the major new version of the Software. Licensee will be under no obligation to update previously deployed user or client licenses with the new version of the Application Software that includes the major new version of the Software.

         6. ADDITIONAL APPLICATIONS AND DEVELOPER SEATS. If Licensee desires to develop additional end user applications over and above the single application comprising the Application Software, Licensee may obtain a license to do so by paying an additional development license fee equal to the initial license fee invoiced pursuant to paragraph 2(a) hereof less twenty percent (20%) and this Agreement will govern the payment of runtime license fees on such additional applications. Additionally, if more than one (1) programmer wishes to use the Software in connection with the development of the Application Software, additional developer seats may be licensed for the initial license fee invoiced pursuant to paragraph 2(a) hereof less twenty percent (20%).

         7. THIRD PARTY SOFTWARE. Portions of the Software are protected by copyright and other proprietary rights of third party software vendors. Licensee may be held directly responsible by third party vendors for acts relating to the Software which are not authorized by this Agreement and for the License Agreement.

         LEAD and Licensee have caused this Agreement to be executed in their names by the following authorized representatives.

LEAD TECHNOLOGIES, INC.                     ____________________________________
                                               (Print Your Company Name Here)

By:Andrew L. Jiranek  /S/     (SEAL)        By:___________________________(SEAL)
                                               (Authorized Signature)
Title: Vice President & General Counsel     Title:___________________________
Date:                                       Date:_____________________


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

                                    EXHIBIT A

                                DEPLOYMENT REPORT
                       (LEADTOOLS DOCUMENT EXPRESS SUITE)
                         PERIOD OF REPORT:______________

Name of Licensee:_____________________________     Telephone No:________________
(Company Name)
Your Name:       _____________________________     Fax No:______________________

Title or description of application(s)
developed with LEADTOOLS: ______________________________________

Number of developers currently
using LEADTOOLS: _________________________    Serial Number:____________________

I. OCR ENABLED DEPLOYMENTS
     PREPAID LICENSES (Complete only if you have prepaid runtime licenses to LEAD. If you have not, go to the next section.)
     Balance of prepaid licenses:
                                      _____ copies @ $________     $___________

     Quantity of dispositions for reporting period:
                                        _____ copies @ $________    $___________

     Remaining prepaid balance:
                                       _____ copies @ $________     $___________

     NONPREPAID DEPLOYMENTS
     If runtime licensing has not been prepaid or if the quantity deployed exceeds the quantity prepaid, multiply number of deployments that are not prepaid by $150.00* to determine the amount due.

AMOUNT DUE:          $___________________ (CHECK ENCLOSED)

II. DEPLOYMENTS WITHOUT OCR
     PREPAID LICENSES (Complete only if you have prepaid runtime licenses to LEAD. If you have not, go to the next section.)
     Balance of prepaid licenses:
                                         _____ copies @ $________   $___________

     Quantity of dispositions for reporting period:
                                         _____ copies @ $________   $___________

     Remaining prepaid balance:
                                         _____ copies @ $________   $___________

     NONPREPAID DEPLOYMENTS
     If runtime licensing has not been prepaid or if the quantity deployed exceeds the quantity prepaid, multiply number of deployments that are not prepaid by $50.00* to determine the amount of royalty due.

AMOUNT DUE:          $___________________ (CHECK ENCLOSED)

Note: *If your agreement specifies a per copy rate other than $150.00 (or $50 for non-OCR enabled stations), please use the rate specified by your agreement in calculating the total royalty due.

The undersigned warrants that the information contained in this report is true, complete and accurate in all respects.

By:_____________________________________            Date:______________________
  (Signature-Authorized Representative)


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